UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
ú	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ú	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ú	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ú	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, Veracyte, Inc. (the "Company") announced that Kevin K. Gordon, former chief operating officer of Quintiles Transnational Holdings Inc. (NYSE: Q), has been elected to the Company’s board of directors, effective December 12, 2016. Mr. Gordon will also serve as a member of the Audit Committee of the Board of Directors. Mr. Gordon is a Class III director and his term will expire at the 2019 Annual Meeting of Stockholders. Brian G. Atwood, who has served as director and chairman since the Company’s founding, has elected to step down from the board, effective December 12, 2016. Effective December 12, 2016, Bonnie H. Anderson, the Company’s president and chief executive officer, has assumed the additional role of chairman of the board and John L. Bishop will become the lead independent director.

Kevin K. Gordon, age 54, served as executive vice president and chief operating officer of Quintiles Transnational Holdings Inc., from October 2015 until its merger with IMS Health in October 2016.  From July 2010 to October 2015, Mr. Gordon served as executive vice president and chief financial officer of Quintiles.  From March 2007 to January 2010, he served as executive vice president and chief financial officer of Teleflex Incorporated. From January 1997 to March 2007, he held various senior corporate development positions at Teleflex Incorporated. From March 1992 to January 1997, he held various senior finance positions at Package Machinery Company. From August 1984 to March 1992, he held various finance positions at KPMG.  Mr. Gordon holds a B.S. in Accounting from the University of Connecticut.

As a non-employee director of the Company, Mr. Gordon will be entitled to the same cash and equity compensation paid by the Company to each of its non-employee directors, as described in the Company's proxy statement for its 2016 Annual Meeting of Stockholders filed on May 6, 2016. The Company has not entered into any transactions with Mr. Gordon that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

Mr. Bishop will receive an additional annual retainer of $20,000 to serve as lead independent director, which amount will be prorated for 2016.

A copy of the press release issued by the Company announcing these changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Veracyte, Inc. dated December 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2016

VERACYTE, INC.

	By:	/s/ Julie A. Brooks
	Name:	Julie A. Brooks
	Title:	Executive Vice President, General Counsel and Secretary